          AIM CORE STOCK FUND - CLASS A, CLASS B, CLASS C, CLASS K AND
                             INVESTOR CLASS SHARES
         AIM TOTAL RETURN FUND - CLASS A, CLASS B, CLASS C, CLASS K AND
                             INVESTOR CLASS SHARES

                          Supplement dated May 23, 2005
            to the Prospectus dated December 3, 2004 as supplemented
               December 3, 2004, December 29, 2004 (Supplement A),
                March 2, 2005, March 23, 2005 and April 18, 2005

Effective June 1, 2005, the sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.) Inc. will be terminated with respect to AIM Core Stock Fund and AIM Total Return Fund (collectively, the "Funds"). Accordingly, the following changes will be made:

Effective June 1, 2005, the following replaces in its entirety the information appearing in the first paragraph on page 2 of the prospectus:

       "A I M Advisors, Inc. ("AIM" or the "Advisor") is the investment advisor for AIM Core Stock Fund (formerly INVESCO Core Equity Fund) and AIM Total Return Fund (formerly INVESCO Total Return Fund) (each a "Fund" and collectively, the "Funds"). On November 25, 2003, the series portfolios of AIM Combination Stock & Bond Funds, Inc., a Maryland Corporation (the "Company"), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company."

Effective June 1, 2005, the following replaces in its entirety the information appearing in the first four paragraphs on page 11 of the prospectus under the heading "FUND MANAGEMENT - INVESTMENT ADVISOR":

       "AIM is the investment advisor for each Fund and is responsible for their day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Advisor supervises all aspects of the Funds' operations and provides investment advisory services to the Funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

       ADI is the Funds' distributor and is responsible for the sale of the Funds' shares.

       AIM and ADI are subsidiaries of AMVESCAP PLC."

Effective June 1, 2005, the following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS" on page 11 of the Prospectus.

         "The Advisor uses a team approach to investment management. The individual member(s) of the teams who are primarily responsible for the management of the Funds' portfolios are:

         CORE STOCK

         o Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1991.

                  She is assisted by the Advisor's Diversified Dividend Team.

         TOTAL RETURN

         o Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1998.

         o R. Canon Coleman II, Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1999.

         o Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1999.

         o Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1994.

         o Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1998.

         o Michael J. Simon, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliated since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

         They are assisted by the Advisor's Basic Value and Taxable Investment Grade Bond Teams.

         More information on the Funds' portfolio managers may be found on the Advisor's website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus."

               AIM TOTAL RETURN FUND - INSTITUTIONAL CLASS SHARES

                          Supplement dated May 23, 2005
            to the Prospectus dated December 3, 2004 as supplemented
               December 3, 2004, December 29, 2004 (Supplement A),
                March 2, 2005, March 23, 2005 and April 18, 2005

Effective June 1, 2005, the sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.) Inc. will be terminated with respect to AIM Total Return Fund (the "Fund"). Accordingly, the following changes will be made:

Effective June 1, 2005, the following replaces in its entirety the information appearing in the first paragraph on page 2 of the prospectus:

       "A I M Advisors, Inc. ("AIM" or the "Advisor") is the investment advisor for AIM Total Return Fund (formerly INVESCO Total Return Fund) (the "Fund"). On November 25, 2003, a series portfolio of AIM Combination Stock & Bond Funds, Inc., a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company."

Effective June 1, 2005, the following replaces in its entirety the information appearing in the first four paragraphs on page 7 of the prospectus under the heading "FUND MANAGEMENT - INVESTMENT ADVISOR":

       "AIM is the investment advisor for the Fund and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Advisor supervises all aspects of the Fund's operations and provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

       ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

       AIM and ADI are subsidiaries of AMVESCAP PLC."

Effective June 1, 2005, the following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS" on page 7 of the Prospectus.

         "The Advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the Fund's portfolio are:

         o Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1998.

         o R. Canon Coleman II, Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1999.

         o Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1999.

         o Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1994.

         o Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliates since 1998.

         o Michael J. Simon, Senior Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with the Advisor and/or its affiliated since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

         They are assisted by the Advisor's Basic Value and Taxable Investment Grade Bond Teams.

         More information on the Fund's portfolio managers may be found on the Advisor's website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus."

                       AIM COMBINATION STOCK & BOND FUNDS

                               AIM CORE STOCK FUND
                              AIM TOTAL RETURN FUND

                        Supplement dated May 23, 2005 to
         the Statement of Additional Information dated December 3, 2004, as supplemented April 1, 2005 and April 29, 2005

(1) Effective June 1, 2005 the Master Intergroup Sub-Advisory Contract for Mutual Funds dated November 25, 2003, between A I M Advisors, Inc. ("AIM") and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") was terminated with respect to AIM Core Stock Fund and AIM Total Return Fund (the "Funds"). Accordingly, all references to INVESCO Institutional as sub-advisor with respect to the Funds are no longer applicable.

         The following discussion applies to the Funds effective June 1, 2005.

(2)      BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

COMMISSIONS

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

          AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity, suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size. The requirement of pro-rata allocation is subject to limited exceptions - such as when the Funds or accounts are subject to special investment objectives or size constraints on investment positions.

(3)      CODES OF ETHICS

         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within the AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

(4)      PROXY VOTING POLICIES

         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

         Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2004 is available at our website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES

                         (as amended September 16, 2004)

A.    PROXY POLICIES
      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.   BOARDS OF DIRECTORS

           A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

           There are some actions by directors that should result in votes being withheld. These instances include directors who:

           o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

           o Attend less than 75 percent of the board and committee meetings without a valid excuse;

           o Implement or renew a dead-hand or modified dead-hand poison pill;

           o      Sit on the boards of an excessive number of companies;

           o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

           o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

           o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

           Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

           o Long-term financial performance of the target company relative to its industry;

           o      Management's track record;

           o      Portfolio manager's assessment;

           o      Qualifications of director nominees (both slates);

           o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

           o      Background to the proxy contest.

      II.  INDEPENDENT AUDITORS

           A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

           o It is not clear that the auditors will be able to fulfill their function;

           o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

           o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III. COMPENSATION PROGRAMS

           Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

           o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

           o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

           o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

           o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

           o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.  CORPORATE MATTERS

           We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

           o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

           o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

           o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

           o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.   SHAREHOLDER PROPOSALS

           Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

           o We will generally abstain from shareholder social and environmental proposals.

           o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

           o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

           o We will generally vote for proposals to lower barriers to shareholder action.

           o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.  OTHER

           o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

           o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

           o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

           AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.



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